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                                                              Exhibit 10.2

                                       December 20, 1996


Mr. Edwin S. Weinstein
Chief Financial Officer
Pomeroy Computer Resources, Inc.
1020 Petersburg Road
Hebron, Kentucky 41048

     In Re: Amended and Restated Loan Agreement dated March 14, 1996 (the "Agreement") by and between Pomeroy Computer Resources, Inc. ("Pomeroy"), C & N Corp., Xenas Communications Corp., and Pomeroy Computer Leasing Company, Inc. (collectively the "Borrowers") and Star Bank, N.A. (the "Bank").

Dear Ed:

     This letter agreement (this "Amendment") confirms and evidences certain agreements between the Bank and Borrowers as follows:

     1. OWNERSHIP AND OPERATIONS; COMPENSATION. The Agreement is hereby amended effective as of December 19, 1996, so that paragraph 2(w) of the Borrowers' Covenant section shall be modified in its entirety to read as follows:

          (w) OWNERSHIP AND OPERATIONS; COMPENSATION. (i) Maintain Xenas and Leasing as wholly-owned subsidiaries of Pomeroy, (ii) Pomeroy shall maintain management acceptable to the Bank, and (iii) not allow any Change of Control of Borrowers. "Change of Control" shall mean for any transaction, event or circumstance, or series thereof, the result of which is that beneficial ownership, in the aggregate of more than Fifty Percent (50%) of the total voting power entitled to vote for the election of directors of the Borrowers (including securities convertible by their terms into stock having such voting power) is acquired by any person or group (within the usual meaning of same under SEC Rule 13d-3) of related persons, other than the holders of common stock of Pomeroy as of the date hereof.

     2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Except as expressly amended hereby, all representations, warranties and covenants of the Borrowers set forth in the Agreement shall be deemed restated as of the date hereof, and the Borrowers further represent and warrant that:

          (a) This Amendment has been duly executed and delivered by the Borrower and authorized by all requisite corporate action; and

          (b) The execution and delivery by the Borrowers of the Amendment does not constitute a violation of any applicable law or breach of any provision contained in any Borrower's

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Certificate or Articles of Incorporation or By-Laws or Regulations, or
contained in any order of any court or other governmental agency or in any agreement, instrument, or document to which any Borrower is a party or by which the Borrowers or any of their assets or properties is bound; and

          (c) Giving effect to this amendment, there is outstanding no Event of Default (other than waived previously by the Bank in writing).

     3.   MISCELLANEOUS.

          (a) The Borrowers shall reimburse the Bank for all out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees, incurred by the Bank or for which the Bank becomes obligated in connection with or arising out of this Amendment.

          (b) As amended hereby, the Agreement shall remain in full force and effect, and all references in the Loan Documents to "the Agreement" shall mean the Agreement as amended hereby.

          (c) Capitalized terms used but not defined herein shall have the same meanings herein as in the Agreement.

          (d)  This Amendment may be executed in counterparts.

     Ed, please acknowledge the agreement of the Borrowers to the terms set forth in this Amendment by having two copies of this Amendment duly executed by the Borrowers in the appropriate places below and returning one of such copies to the Bank with copies of the certified resolutions noted above.

                                       STAR BANK, NATIONAL ASSOCIATION



                                       By: \s\ William J. Goodwin
                                           ----------------------------------
                                        William J. Goodwin
                                        Senior Vice President

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ACKNOWLEDGED:

POMEROY COMPUTER RESOURCES,            XENAS COMMUNICATIONS CORP.
INC.



By: \s\ Edwin S. Weinstein             By:  \s\ Edwin S. Weinstein
   ------------------------------         ------------------------------
   Edwin S. Weinstein                     Edwin S. Weinstein
   Chief Financial Officer                Secretary-Treasurer
     and Treasurer



C & N CORP.                            POMEROY COMPUTER LEASING
                                         COMPANY, INC.


By:  \s\ Edwin S. Weinstein            By:  \s\ Edwin S. Weinstein
   ------------------------------         ------------------------------
   Edwin S. Weinstein                     Edwin S. Weinstein
   Vice President                         Secretary-Treasurer